EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

This First Supplemental Indenture (this “Supplemental Indenture”), dated as of July 2, 2025, is entered into by and among GROUPON, INC., a Delaware corporation (the “Company”), each of the Guarantors signatory hereto, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), under that certain Indenture, dated as of November 19, 2024 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Guarantors party thereto, the Trustee, and the Collateral Agent.

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee and the Collateral Agent the Indenture providing for the issuance of the Company’s 6.25% Convertible Senior Secured Notes due 2027 (the “Notes”);

WHEREAS, Section 11.02 of the Indenture provides that the Company and the Trustee may, with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (the “Majority Consents”), enter into a supplemental indenture for the purpose of amending the Indenture, other than as expressly provided therein;

WHEREAS, Section 11.02 of the Indenture provides that the Company and the Trustee may, with the consent of the Holders of at least 75% in aggregate principal amount of the Notes then outstanding (the “Collateral Consents” and, together with the Majority Consents, the “Requisite Consents”), enter into a supplemental indenture for the purpose of releasing the Liens on the Collateral securing the Notes (the “Collateral Release”);

WHEREAS, the Company has entered into a series of privately negotiated exchange agreements (the “Exchange Agreements”) with certain beneficial owners of the Notes, pursuant to which the Company has agreed to exchange the Notes of such beneficial owners for new notes and in connection therewith, such beneficial owners have agreed to consent to the Proposed Amendments, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated June 20, 2025, and as it may be further amended, supplemented or modified from time to time (the “Statement”);

WHEREAS, the Statement contemplates the majority amendments to the Indenture (the “Majority Amendments”) and the collateral release amendments to the Indenture (the “Collateral Release Amendments” and, together with the Majority Amendments, the “Proposed Amendments”) set forth herein and a supplemental indenture in respect of the Proposed Amendments being executed and delivered, with the operation of the Proposed Amendments being subject to, among other things, the receipt by the Company of the Requisite Consents, at or prior to the Expiration Time (as defined in the Statement) and the acceptance for exchange by the Company of at least 75% in aggregate principal amount of the outstanding Notes pursuant to the Exchange Agreements;

WHEREAS, the Company has received the Requisite Consents to effect the Proposed Amendments with respect to the Notes and has furnished to the Trustee evidence of such Requisite Consents;

WHEREAS, the Company has delivered to the Trustee and the Collateral Agent an Officer’s Certificate and an Opinion of Counsel as required by Sections 8.03, 11.05 and 18.05 of the Indenture each stating that this Supplemental Indenture is authorized or permitted by the Indenture, and the other Note Documents, that all conditions precedent provided for in the Indenture to the execution and delivery of this Supplemental Indenture have been satisfied and that all conditions precedent under the Indenture and the Collateral Documents to the release of Liens on the Collateral have been satisfied;

WHEREAS, the Company has been authorized by a resolution adopted by its Board of Directors to enter into this Supplemental Indenture with respect to the Notes; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO THE INDENTURE

Section 1.1    Removal of Certain Covenants. Effective as of the date hereof, the following Sections of the Indenture, and all references thereto, are hereby deleted in their entirety and all references and definitions related thereto in their entirety, and replacing all such deleted sections, references and definitions with “[Intentionally Omitted]”:
•Section 4.09 (Covenant to Guarantee Obligations and Give Security)
•Section 4.10 (Maintenance of Insurance)
•Section 4.11 (Impairment of Security Interest)
•Section 4.12 (Limitations on Debt and Liens)
•Section 4.13 (Limitation on Restricted Payments, Restricted Debt Payments and Investments)
•Section 4.14 (Post-Closing Covenant)
•Section 4.16 (Asset Sales)
•Section 4.17 (Limitation on Transfers of Material Intellectual Property and SumUp)
•Any other covenant or provision in the Indenture or any Collateral Document that is referenced in or relates to the foregoing Sections, including, without limitation, Section 6.01(k) of the Indenture.

Section 1.2    Release of Security Interests. In accordance with Section 8.03(a)(ii) of the Indenture, all security interests and Liens granted pursuant to the Indenture and the Collateral Documents in favor of the Collateral Agent for the benefit of the Holders of the Notes are hereby released and terminated in all respects. The Collateral Agent is hereby authorized and directed to take all actions necessary or desirable to evidence and effectuate the release of such security interests and Liens, including (a) authorizing the filing of Uniform Commercial Code termination statements, (b) executing, delivering and authorizing the filing of, as applicable, releases of mortgages, intellectual property security agreement releases and control agreement releases, and (c) executing, delivering and authorizing the filing of, as applicable, such other documents or instruments as may be required to give effect hereto.

Section 1.3    Deletion of Certain Defined Terms. Effective as of the date hereof, each the defined terms from Article I of the Indenture listed in Annex A hereto, and all subsequent references thereto are hereby deleted in their entirety from the Indenture and the Notes.

Section 1.4    Removal and Replacement of Article 8. Article 8 of the Indenture, including all sections and references thereto, is hereby deleted in its entirety and replaced with the following text: “[Intentionally Omitted],” except for the provisions of Section 8.02 relating to the rights, privileges, immunities and indemnities of the Collateral Agent. Other than as expressly provided in Section 1.2 of this Supplemental Indenture, the Collateral Agent is discharged from its duties.

Section 1.5    Amendments to Definitions and Related Provisions. All definitions and provisions in the Indenture and the Notes relating to the covenants, security interests, Collateral, and Collateral Documents referenced above are hereby deleted or amended, as applicable, to give effect to the foregoing amendments.

ARTICLE II
MISCELLANEOUS

Section 2.1    Effect of Supplemental Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and shall form a part thereof. As a result of the effectiveness of this Supplement Indenture, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any deleted covenants, released security interests, Collateral, Collateral Documents, or any related definitions or provisions set forth in the Indenture or any Collateral Document, whether directly or indirectly, by reason of any reference elsewhere therein to the Indenture or any such Collateral Document or by reason of any reference in the Indenture or any such Collateral Document to any other provision therein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 of the Indenture, provided, however, that except as expressly amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.

Section 2.2    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.3    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this

Supplemental Indenture by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

Section 2.4    Trustee and Collateral Agent Disclaimer. The recitals contained herein shall be taken as the statements of the Company, and the Trustee and the Collateral Agent assume no responsibility for their correctness. The Trustee and the Collateral Agent make no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 2.5    Effectiveness. This Supplemental Indenture shall be effective upon execution and delivery by each of the parties hereto, however, the Proposed Amendments shall not become operative until the Company has accepted for exchange at least 75% in aggregate principal amount of the outstanding Notes (the “Operative Time”). The Company shall deliver written notice to the Trustee and Collateral Agent (which notice may be by electronic mail) of the occurrence of the Operative Time.

[Signature page follows]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

GROUPON, INC.

By: /s/ Jiri Ponrt___________________________
Name: Jiri Ponrt
Title: Chief Financial Officer

LIVING SOCIAL, LLC, as Guarantor

By: /s/ Jiri Ponrt ___________________________
Name: Jiri Ponrt
Title: Chief Financial Officer

GROUPON GOODS, INC., as Guarantor

By: /s/ Jiri Ponrt ___________________________
Name: Jiri Ponrt
Title: President

GI INTERNATIONAL HOLDINGS, INC., as Guarantor

By: /s/ Jiri Ponrt ___________________________
Name: Jiri Ponrt
Title:

GROUPON MERCHANT SERVICES, LLC, as Guarantor

By: /s/ Jiri Ponrt ___________________________
Name: Jiri Ponrt
Title: President

GROUPON ACTIVITIES, LLC, as Guarantor

By: /s/ Jiri Ponrt ___________________________
Name: Jiri Ponrt
Title: Chief Financial Officer

[Signature Page to Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By: /s/ Linda Garcia___________________________
Name: Linda Garcia
Title: Vice President

[Signature Page to Supplemental Indenture]

    Annex A
Certain Defined Terms for Removal from the Indenture

•Agreed Security Principles
•Asset Sale
•Asset Sale Offer
•Attribution Parties
•Capital Lease
•CERCLA
•CFC
•Collateral
•Collateral Documents
•Corporate Event
•Custodian (as used in the context of the Collateral Agent)
•Daily Conversion Value
•Daily Measurement Value
•Deposit Account
•Deposit Account Control Agreement
•Designated Non-Cash Consideration
•Disposition
•Disqualified Stock
•Domestic Foreign Holding Company
•Domestic Subsidiary
•Equity Interests
•Excluded Assets
•Excluded Capital Stock
•Excluded Entity
•Excess Shares
•Fair Market Value
•Foreign Subsidiary
•Indebtedness
•Intellectual Property
•Investment
•Joint Venture
•Lien
•Material Intellectual Property
•Material Subsidiary
•Net Proceeds
•Permitted Debt
•Permitted Investment
•Permitted Junior Lien Intercreditor Agreement
•Permitted Lien
•Permitted Pari Passu Lien Intercreditor Agreement

•Permitted Refinancing Indebtedness
•Pledged Collateral
•Preferred Stock
•Property
•Purchase Money Debt
•Restricted Debt
•Restricted Debt Payment
•Restricted Investment
•Restricted Payment
•Security Agreement
•Security Agreement Collateral
•Security Joinder Agreement
•Subject Excess Proceeds
•SumUp
•Suspension Period
•Treasury Management Arrangement
•Weighted Average Life to Maturity